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                          SUPPLEMENT TO PROSPECTUS FOR
                         MANUFACTURERS INVESTMENT TRUST
                                DATED MAY 1, 2002


SUBADVISORY ARRANGEMENTS

The following portfolio manager changes have been made to the International Equity Select Trust and the Global Equity Select Trust:

LAZARD ASSET MANAGEMENT - International Equity Select Trust and the Global Equity Select Trust:

         Ronald Saba and Jim Shore are no longer members of the team that manages the International Equity Select Trust and the Global Equity Select Trust. John R. Reinsberg and Herbert W. Gullquist continue as portfolio managers of the International Equity Select Trust and the Global Equity Select Trust.


MIT.Supp.071902

                  THE DATE OF THIS SUPPLEMENT IS JULY 18, 2002